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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 30, 2002

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  333-68542             13-3633241
------------------------------    --------------       --------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
      of Incorporation)            File Number)        Identification No.)



        383 Madison Avenue
        New York, New York                           10l79
------------------------------------              ---------------
       (Address of Principal                       (Zip Code)
        Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of December 1, 2002 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and Bank One, National Association, as trustee.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        STRUCTURED ASSET MORTGAGE
                                        INVESTMENTS INC.


                                        By: /s/ Baron Silverstein
                                            ------------------------
                                        Name:  Baron Silverstein
                                        Title: Vice President

Dated: December 30, 2002


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                                  EXHIBIT INDEX


                   Item 601 (a) of     Sequentially
Exhibit            Regulation S-K      Numbered
Number             Exhibit No.         Description                       Page
------             -----------         -----------                       ----
1                  4                   Pooling and Servicing Agreement     5